Listing Report:Supplement No. 27 dated Dec 02, 2011 to Prospectus dated Nov 17, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Nov 17, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Nov 17, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 532796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$80.17

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1979	Debt/Income ratio:	24%
Credit score:	680-699 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	34y 5m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$69,139	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	brainy-payment334	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $6,000
Monthly expenses: $4,500
Housing: $1,600.00
Insurance: $84.00
Car expenses: $60.00
Utilities: $250.00
Phone, cable, internet: $150.00
Food, entertainment: $500.00
Clothing, household expenses: $150.00
Credit cards and other loans: $1,000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 533520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	2.00%
Term:	60 months

Lender yield:	13.65%	Borrower rate/APR:	14.65% / 16.49%	Monthly payment:	$236.07

Lender servicing fee:	1.00%	Effective Yield*:	13.60%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1989	Debt/Income ratio:	22%
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	27 / 26	Length of status:	18y 0m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,078	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	mao1962	Borrower's state:	NewJersey	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	45 ( 100% )	760-779 (Latest)
Principal borrowed:	$13,700.00	< 31 days late:	0 ( 0% )	780-799 (Jan-2010) 740-759 (Sep-2008) 740-759 (Jan-2008) 760-779 (Jun-2007)
Principal balance:	$0.65	31+ days late:	0 ( 0% )
Total payments billed:	45
Description
My personal loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$400.83

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1997	Debt/Income ratio:	47%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,510	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	dedication-eclair	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2011 Consolidation Loan
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I'm a responsible person that promises to make my payments on time until my loan is paid in full.

Monthly net income: $3,396.00
Monthly expenses: $
Housing: $825.00
Insurance: $74
Car expenses: $554
Utilities: $220
Phone, cable, internet: $65
Food, entertainment: $250
Clothing, household expenses: $
Credit cards and other loans: $400
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 541780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.23%	Borrower rate/APR:	31.23% / 35.24%	Monthly payment:	$237.20

Lender servicing fee:	1.00%	Effective Yield*:	28.84%
		Estimated return*:	13.94%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1999	Debt/Income ratio:	36%
Credit score:	600-619 (Nov-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 19	Length of status:	11y 6m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,309	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	Angelbaby1027	Borrower's state:	Pennsylvania	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	20 ( 100% )	600-619 (Latest)
Principal borrowed:	$10,500.00	< 31 days late:	0 ( 0% )	660-679 (Feb-2011) 680-699 (Feb-2010)
Principal balance:	$5,919.24	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Current borrower seeking new loan!
Purpose of loan:
This loan will be used to...pay some medical bills and revolving debt.

My financial situation:
I am a good candidate for this loan because...I have a stable job/steady income and an excellent repayment history. Never late. Existing prosper loan is current

Monthly net income: $3500
Monthly expenses: $
Housing: $ 541
Insurance: $100
Car expenses: $100
Utilities: $100
Phone, cable, internet: $150
Food, entertainment: $250
Clothing, household expenses: $200
Credit cards and other loans: $1500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$80.17

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2004	Debt/Income ratio:	63%
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$570	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	famous-velocity550	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
moving
Purpose of loan: To relocate for a better job that pays 5 dollars a hour more
This loan will be used to...pay for moving expenses

My financial situation: tight until i start my new job on 1/9
I am a good candidate for this loan because...I need to re-locate for a job that is a kind that is hard to find these days

Monthly net income: $will be around 1600
Monthly expenses: $ about 400 or so
Housing: $0...living w boyfriend
Insurance: $50
Car expenses: $150
Utilities:
Phone, cable, internet: 45
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $47
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$120.25

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1986	Debt/Income ratio:	13%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	7 / 8	Length of status:	0y 3m
Amount delinquent:	$44,879	Total credit lines:	26	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,865	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	31	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	open-minded-duty2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $6245.00
Monthly expenses: $3200
Housing: $1300.00
Insurance: $60.00
Car expenses: $500.00
Utilities: $140.00
Phone, cable, internet: $150
Food, entertainment: $800.00
Clothing, household expenses: $100.00
Credit cards and other loans: $150.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$400.83

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1967	Debt/Income ratio:	56%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	21y 7m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,069	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	agreement-cycle8	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan lwc
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1704
Monthly expenses: $
Housing: $201
Insurance: $123
Car expenses: $
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.50%
Term:	36 months

Lender yield:	20.71%	Borrower rate/APR:	21.71% / 25.49%	Monthly payment:	$570.61

Lender servicing fee:	1.00%	Effective Yield*:	20.22%
		Estimated return*:	11.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1997	Debt/Income ratio:	40%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	24y 3m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,113	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	orange-gain-photon	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (Dec-2010)
Principal balance:	$3,852.06	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Credit Cards
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.37%	Borrower rate/APR:	25.37% / 29.24%	Monthly payment:	$79.91

Lender servicing fee:	1.00%	Effective Yield*:	23.77%
		Estimated return*:	13.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1993	Debt/Income ratio:	23%
Credit score:	640-659 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	7 / 7	Length of status:	23y 1m
Amount delinquent:	$89,523	Total credit lines:	42	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,098	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	29	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	community-enjoyment	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Funds for December
Purpose of loan:
This loan will be used to move my sister

My financial situation:
I am a good candidate for this loan because I have used prosper before and paid the loan off early

Monthly net income: $4200
Monthly expenses: $
Housing: $1023
Insurance: $ 250
Car expenses: $ 150
Utilities: $ 335
Phone, cable, internet: $240
Food, entertainment: $400
Clothing, household expenses: $250
Credit cards and other loans: $ 1050
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.08%	Borrower rate/APR:	31.08% / 35.09%	Monthly payment:	$215.23

Lender servicing fee:	1.00%	Effective Yield*:	28.70%
		Estimated return*:	14.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1995	Debt/Income ratio:	32%
Credit score:	680-699 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	15y 6m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,588	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	inventive-velocity2	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
streetplayer29
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.08%	Borrower rate/APR:	31.08% / 35.09%	Monthly payment:	$215.23

Lender servicing fee:	1.00%	Effective Yield*:	28.70%
		Estimated return*:	14.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1973	Debt/Income ratio:	20%
Credit score:	700-719 (Dec-2011)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$77,515	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	flexible-social816	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
flexible-social816
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1900
Monthly expenses: $150
Housing: $900
Insurance: $30
Car expenses: $50
Utilities: $
Phone, cable, internet: $
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.64%	Borrower rate/APR:	16.64% / 19.55%	Monthly payment:	$354.74

Lender servicing fee:	1.00%	Effective Yield*:	15.37%
		Estimated return*:	9.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1994	Debt/Income ratio:	21%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,629	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	top-tremendous-loot	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan 2011
Purpose of loan:
This loan will be used to... pay off high interest cards and for some appliances

My financial situation:
I am a good candidate for this loan because...I have paid all my credit cards on time. I have a full time job and am very responsible. I just want to pay off my high interest cards. I thank you in advance

Monthly net income: $ 3800
Monthly expenses: $
Housing: $900
Insurance: $
Car expenses: $- gas 100
Utilities: $ 56
Phone, cable, internet: $125
Food, entertainment: $300
Clothing, household expenses: $125
Credit cards and other loans: $600
Other expenses: $ 130
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$200.42

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2006	Debt/Income ratio:	4%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	tranquil-currency	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Straighten Things Out
I'm looking to pay off some old debts. A couple of years ago I took some time off to travel, and irresponsibly filled up my credit cards. When I got back, with the economy, I couldn't find a job and both my credit cards got charged off. I've had a job for a year now, been frugal, and paid off most of it. This has been stressing me out for a couple of years (!) and your loan would help me pay everything back, put it behind me, and start building my credit again.

I am a good candidate because I have a stable full-time job in a growing industry. I'm a Software Engineer, so in demand my company can't fill all of our vacancies. There?s no way I'm getting laid off, and if I move to a different job I'm almost guaranteed a massive raise.

Monthly net income: $3600 after taxes

Monthly expenses: About $1800 total

Housing: $1200
Insurance: $40
Car expenses: $100
All Utilities: $100
Food, entertainment: $300
Clothing, household expenses: $50
Other loans: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1990	Debt/Income ratio:	41%
Credit score:	700-719 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	26 / 22	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	76	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,603	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	blue-affluence-catapult	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Information
Purpose of loan:
This loan will be used to consolidate high intererst credit cards.
My financial situation: Stable. I work for the Federal Government
I am a good candidate for this loan because I have a steady income, and will receiving a large raise in 2012 of $500/month.

Monthly net income: 2350
Monthly expenses: $ 500
Housing: $0
Insurance: $80
Car expenses: $300
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $ 600
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	11.54%	Borrower rate/APR:	12.54% / 15.38%	Monthly payment:	$167.36

Lender servicing fee:	1.00%	Effective Yield*:	11.50%
		Estimated return*:	7.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1986	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,930	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	scholarly-trade9	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help some family members
This loan will be to help a couple of family members. My niece recently lost significant hours at work and though that?s not good news any time of year, it?s often harder to take this time of year. And my grandson was diagnosed with Guillain Barre syndrome about a year ago; thankfully he?s been released from the hospital and is almost 100% again, but he has some pretty significant medical bills.

I am a good candidate for this loan because I always pay my bills on time and have a secure job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$400.83

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1991	Debt/Income ratio:	14%
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,740	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	basis-snowdome	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taylor's Classics
Purpose of loan:
This loan will be used to...supply a little working capital for our Classic Car and Antique Collectables business.

My financial situation: Excellent
I am a good candidate for this loan because...I have plenty of personal cash flow and I pay my bills.

Monthly net income: $6700
Monthly expenses: $2769
Housing: $1200
Insurance: $70
Car expenses: $80
Utilities: $200
Phone, cable, internet: $300
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $400
Other expenses: $119
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	11.54%	Borrower rate/APR:	12.54% / 15.38%	Monthly payment:	$267.78

Lender servicing fee:	1.00%	Effective Yield*:	11.50%
		Estimated return*:	7.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1973	Debt/Income ratio:	14%
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 7	Length of status:	21y 7m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,246	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	ore-harmonica	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
This loan will be used to purchase a new vehicle for work purposes.

My financial situation:
I am a good candidate for this loan because I have a steady job income and I have maintained good credit and low outstanding debts. I have always paid off my loans early.

Monthly net income: $6,296.00
Monthly expenses: $4,346.00
Housing: $ 2,200.00
Insurance: $396.00
Car expenses: $0.00
Utilities: $500.00
Phone, cable, internet: $250.00
Food, entertainment: $500.00
Clothing, household expenses: $200.00
Credit cards and other loans: $300.00
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$400.83

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1990	Debt/Income ratio:	16%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,645	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	newest-market-pear	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NeedSomeHelp
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and I have 5 sources of income. I just need a little time and money to consolidate my bills.

Monthly net income: $7600.00
Monthly expenses: $
Housing: $2160.00
Insurance: $136.00
Car expenses: $160.00
Utilities: $150.00
Phone, cable, internet: $225.00
Food, entertainment: $400.00
Clothing, household expenses: $200.00
Credit cards and other loans: $1200
Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 541015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$160.33

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1995	Debt/Income ratio:	26%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 6	Length of status:	4y 11m
Amount delinquent:	$446	Total credit lines:	33	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,905	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	mike5656	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
funds
Purpose of loan:
This loan will be used to...pay bills

My financial situation:
I am a good candidate for this loan because...i have a good job

Monthly net income: $3000 to 4000
Monthly expenses: $500
Housing: $1200
Insurance: $80
Car expenses: $567
Utilities: $200
Phone, cable, internet: $work pays for it
Food, entertainment: $200
Clothing, household expenses: $?
Credit cards and other loans: $400
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 541579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	11.54%	Borrower rate/APR:	12.54% / 15.38%	Monthly payment:	$836.82

Lender servicing fee:	1.00%	Effective Yield*:	11.50%
		Estimated return*:	7.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1994	Debt/Income ratio:	24%
Credit score:	820-839 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,345	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	red-knowledgeable-currency	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
retirement home
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 541837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.64%	Borrower rate/APR:	16.64% / 19.55%	Monthly payment:	$177.37

Lender servicing fee:	1.00%	Effective Yield*:	15.37%
		Estimated return*:	9.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1995	Debt/Income ratio:	22%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	15y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,777	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	reward-youngster6	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4800
Monthly expenses: $
Housing: $
Insurance: $400
Car expenses: $510
Utilities: $300
Phone, cable, internet: $250
Food, entertainment: $500
Clothing, household expenses: $400
Credit cards and other loans: $400
Other expenses: $
500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.37%	Borrower rate/APR:	25.37% / 29.24%	Monthly payment:	$279.69

Lender servicing fee:	1.00%	Effective Yield*:	23.77%
		Estimated return*:	13.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1994	Debt/Income ratio:	29%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	22y 1m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$3,611	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	winchester	Borrower's state:	Michigan	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 78% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	8 ( 22% )	540-559 (Jun-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Road to recovery
Purpose of loan: Consolidate debt
This loan will be used to...Pay off all credit cards and lines of credit. Last child is graduating in June, time to prepare for retirement. Tired of being nickle and dimed to death every month by credit cards.

My financial situation: Good.
I am a good candidate for this loan because... I have been employed with the state for 22 years. I am in law enforcement and am very trustworthy. My wife and I raised our kids and now its time for us to get ready for retirement and enjoy life together. Your help will be greatly appreciated !!

Monthly net income: $ 5,000
Monthly expenses: $
Housing: $ 565
Insurance: $ 183
Car expenses: $ 700
Utilities: $ 300
Phone, cable, internet: $ 140
Food, entertainment: $ 500
Clothing, household expenses: $ 200
Credit cards and other loans: $ 300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.64%	Borrower rate/APR:	16.64% / 19.55%	Monthly payment:	$248.32

Lender servicing fee:	1.00%	Effective Yield*:	15.37%
		Estimated return*:	9.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1989	Debt/Income ratio:	13%
Credit score:	700-719 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	6y 9m
Amount delinquent:	$300	Total credit lines:	35	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$67,892	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	lootarella1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATION
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1999	Debt/Income ratio:	21%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	11 / 9	Length of status:	0y 4m
Amount delinquent:	$403	Total credit lines:	47	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,415	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	fervent-marketplace0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bills
Purpose of loan:
This loan will be used to...to help pay medical bills

My financial situation:
I am a good candidate for this loan because...I have never missed ANY payments on ANY bills. I have taken several personal loans in the past and have paid them all back 100%.

Monthly net income: $4600
Monthly expenses: $200
Housing: $1400
Insurance: $76
Car expenses: $500
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$200.42

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1983	Debt/Income ratio:	27%
Credit score:	720-739 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	25y 10m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,020	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	liberty-plasma2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consoldation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$180.37

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2000	Debt/Income ratio:	353%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,165	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	kind-reflective-commerce4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payment
Purpose of loan:
This loan will be used to... Pay some bills

My financial situation:
I am a good candidate for this loan because... I always
Pay on time. My other half pays almost everthing except
The ones that I listed below.

Monthly net income: $1000
Monthly expenses: $0
Housing: $0
Insurance: $163
Car expenses: $0
Utilities: $0
Phone: $0
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	9.74%	Borrower rate/APR:	10.74% / 13.54%	Monthly payment:	$358.77

Lender servicing fee:	1.00%	Effective Yield*:	9.71%
		Estimated return*:	7.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1998	Debt/Income ratio:	18%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 14	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,247	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	Dewdrops77	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 43% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	20 ( 57% )	700-719 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Credit Card debt consolidation
Purpose of loan: To consolidated high interst credit cards
This loan will be used to : Payoff credit card debt faster

My financial situation: Secure employment & long history of same employer

I am a good candidate for this loan because... I always pay bills first. I maintain a excellant budget and aways look for ways to reduce cost.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.20%
Term:	60 months

Lender yield:	19.05%	Borrower rate/APR:	20.05% / 21.99%	Monthly payment:	$397.83

Lender servicing fee:	1.00%	Effective Yield*:	18.71%
		Estimated return*:	13.51%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-2002	Debt/Income ratio:	52%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	9y 9m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,289	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	d-prsp	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	680-699 (Feb-2011)
Principal balance:	$6,120.42	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Consolidate Loans
Purpose of loan:
This loan will be used to... consolidate my other prosper loan which is higher interest

My financial situation:
I am a good candidate for this loan because...
I already have a loan and have been ontime with all payments but qualify for better interest rate now.

Monthly net income: $2000
Monthly expenses: $1350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,300.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,300	Estimated loss*:	10.70%
Term:	12 months

Lender yield:	18.36%	Borrower rate/APR:	19.36% / 29.29%	Monthly payment:	$212.36

Lender servicing fee:	1.00%	Effective Yield*:	17.93%
		Estimated return*:	7.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1988	Debt/Income ratio:	31%
Credit score:	700-719 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	12y 1m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,927	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	peso-motor3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
looking to help me and investors
Purpose of loan:
This loan will be used to...consolidate about 4 credit cards to payoff before christmas

My financial situation:
I am a good candidate for this loan because...i work 2 jobs and can pay off loan in 1 years as oppose to 3 years . I will bring the status of that loan down to a small frcation once i receive income tax return thru efile in feb. plus i have had 3 loans with citifinacial paid all off and one with capital one for 2 years and paid of in 13 months my payment path as well with credit cards have not stumbled in 7 years.

Monthly net income: $
Monthly expenses: $300
Housing: $500
Insurance: $100
Car expenses: $0
Utilities: $
Phone, cable, internet: $
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$80.17

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2004	Debt/Income ratio:	12%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$571	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	orderly-dough2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ms.
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$400.83

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-2003	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$608	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	careful-repayment095	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Can Obama Launch Funding
Purpose of loan:
Launching a novelty beverage company

This loan will be used to fund the following:
Initial Energy Drinks
(First Run)
Initial Coffee
(First Run)
Promotional Material (sample cups, custom cooler, t-shirts, etc.)
LLC Registration
Website

My financial situation:
I am a good candidate for this loan because...
I am employed full-time
I have paid off all previous loans in full
I have not missed payments on existing loan

Monthly net income: $1600
Monthly expenses: $450
Housing: $0
Insurance: $100
Car expenses: $250
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$180.37

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1993	Debt/Income ratio:	17%
Credit score:	800-819 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	12y 1m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,667	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	hunter8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation
Purpose of loan: debt consolidation
This loan will be used to... consolidate debt

My financial situation: good
I am a good candidate for this loan because...I have a solid job which I have been at for 12 years

Monthly net income: $4000
Monthly expenses: $
Housing: $1200
Insurance: $75
Car expenses: $0
Utilities: $250
Phone, cable, internet: $
Food, entertainment: $200
Clothing, household expenses: $75
Credit cards and other loans: $700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 542327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	1.50%
Term:	36 months

Lender yield:	7.54%	Borrower rate/APR:	8.54% / 8.88%	Monthly payment:	$189.52

Lender servicing fee:	1.00%	Effective Yield*:	7.54%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-1993	Debt/Income ratio:	6%
Credit score:	820-839 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$600	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	witty-listing2	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to complete home improvement
Purpose of loan:
This loan will be used to...replace old siding on the house and purchase new hot water heater.

My financial situation:
I am a good candidate for this loan because...I have excellent credit. I have a history of paying on time.
Information in the Description is not verified.